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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                        SECURITIES EXCHANGE ACT OF 1934


                                ---------------

                                 JULY 25, 1997


                        SANTA FE ENERGY RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                                 1-7667                                     36-2722169
 (STATE OR OTHER JURISDICTION                (COMMISSION FILE NO.)                          (I.R.S. EMPLOYER
      OF INCORPORATION)                                                                   IDENTIFICATION NO.)



             1616 SOUTH VOSS ROAD, SUITE 1000, HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

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      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 507-5000

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 25, 1997, Santa Fe Energy Resources, Inc. (the "Company") distributed to the holders of the issued and outstanding common stock, par value $0.01 per share, of the Company (the "Common Stock") a special dividend of 45,350,000 shares of common stock, par value $0.01 per share, of Monterey Resources, Inc. ("Monterey") representing all of the Monterey common stock owned by the Company (the "Distribution").

         Each of the holders of Common Stock received .441074 of a share of Monterey common stock for each share of Common Stock owned by such holders. No fractional shares were issued in the Distribution. Cash was paid to the holders of Common Stock in lieu of fractional shares at the rate of $14.313 per share of Monterey common stock. These shares of Monterey are fully paid and nonassessable and the holders thereof will not be entitled to preemptive rights. The shares distributed in the Distribution represent approximately 82.8% of the issued and outstanding shares of Monterey.

         No holders of the Common Stock were required to pay any cash or other consideration for the shares of Monterey stock received in the Distribution, or to surrender or exchange shares of Common Stock in order to receive the Monterey stock.

         This Distribution was made to all of the holders of the Common Stock of the Company as of July 18, 1997 (the "Record Date"). Only the holders of Common Stock on the Record Date participated in the Distribution from the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (B)(1)
                        SANTA FE ENERGY RESOURCES, INC.
               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

         The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 1997 and the year ended December 31, 1996 and the unaudited pro forma condensed consolidated balance sheet at March 31, 1997 (collectively, the "Pro Forma Financial Statements") have been prepared from the historical financial statements of Santa Fe Energy Resources, Inc. ("Santa Fe" or the "Company"). The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 1997 and the year ended December 31, 1996 have been prepared as if the pro rata distribution by Santa Fe to its common shareholders of all of the shares of common stock of Monterey Resources, Inc. ("Monterey") that it owns by means of a tax-free distribution (the "Distribution"), had occurred as of January 1, 1996 and the unaudited pro forma condensed consolidated balance sheet has been prepared as if the Distribution had occurred as of March 31, 1997.

         The Pro Forma Financial Statements are not necessarily indicative of the current or future financial position or results of operations of Santa Fe and such statements should be read in the context of Santa Fe's historical consolidated financial statements. The pro forma adjustments are based upon currently available information and contain estimates and assumptions. Management believes that the estimates and assumptions provide a reasonable basis for presenting the significant effects of the transactions as contemplated and that the pro forma adjustments give appropriate effect to these estimates and assumptions and are properly applied in the Pro Forma Financial Statements.





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
                        SANTA FE ENERGY RESOURCES, INC.

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                   (IN MILLIONS OF DOLLARS, EXCEPT AS NOTED)

                                                                         Year Ended December 31, 1996
                                                               -----------------------------------------------
                                                                   Santa Fe       Pro Forma        Santa Fe
                                                                Historical (1)  Adjustments(2)    Pro Forma
                                                               --------------- --------------- ---------------
 Revenues
    Crude oil and liquids produced . . . . . . . . . . . . .   $    455.4      $   (269.9)(3)   $    185.5

    Natural gas produced . . . . . . . . . . . . . . . . . .        105.8            (1.3)(3)        104.5

    Crude oil purchased  . . . . . . . . . . . . . . . . . .         21.1           (21.1)(3)            -

    Other    . . . . . . . . . . . . . . . . . . . . . . . .          1.0            (0.6)(3)          0.4
                                                               ----------      ----------      -----------
                                                                    583.3          (292.9)           290.4
                                                               ----------      ----------      -----------
 Costs and Expenses
    Production and operating . . . . . . . . . . . . . . . .        188.4          (107.8)(3)         80.6

    Cost of crude oil purchased  . . . . . . . . . . . . . .         20.8           (20.8)(3)            -

    Exploration, including dry hole costs  . . . . . . . . .         34.5            (1.7)(3)         32.8

    Depletion, depreciation and amortization . . . . . . . .        148.2           (37.4)(3)        110.8

    Impairment of oil and gas properties . . . . . . . . . .         57.4               -             57.4
    General and administrative . . . . . . . . . . . . . . .         30.1            (8.9)(3)         21.2

    Taxes (other than income)  . . . . . . . . . . . . . . .         26.5            (9.4)(3)         17.1

    Loss (gain) on disposition of assets . . . . . . . . . .        (12.1)              -            (12.1)
                                                               ----------      ----------      -----------
                                                                    493.8          (186.0)           307.8
                                                               ----------      ----------      ----------
 Income (Loss) from Operations . . . . . . . . . . . . . . .         89.5          (106.9)           (17.4)
    Interest, net  . . . . . . . . . . . . . . . . . . . . .        (30.5)           23.8 (3)         (6.7)
    Other income (expense) . . . . . . . . . . . . . . . . .         (1.0)              -             (1.0)
                                                               ----------      ----------      -----------
 Income (Loss) Before Income Taxes and Minority Interest . .         58.0           (83.1)           (25.1)
    Income taxes . . . . . . . . . . . . . . . . . . . . . .        (14.3)           32.6 (3)         18.3
                                                               ----------      ----------      -----------
 Income (Loss) Before Minority Interest  . . . . . . . . . .         43.7           (50.5)            (6.8)
    Minority interest in Monterey  . . . . . . . . . . . . .         (1.3)            1.3 (3)            -
                                                               ----------      ----------      -----------
 Income (Loss) from Continuing Operations  . . . . . . . . .         42.4           (49.2)            (6.8)
    Preferred dividend requirement . . . . . . . . . . . . .        (13.5)              -            (13.5)

    Convertible preferred repurchase premium . . . . . . . .        (33.7)              -            (33.7)
                                                               -----------     ----------      -----------
 Earnings (Loss) from Continuing Operations to Common
   Shares                                                      $     (4.8)     $    (49.2)     $     (54.0)
                                                               ==========      ==========      ===========
 Per Share Data (in dollars)
    Earnings (Loss) from Continuing Operations to Common
       Shares  . . . . . . . . . . . . . . . . . . . . . . .   $    (0.05)                     $     (0.60)
                                                               ==========                      ===========
 Weighted average shares outstanding (in millions) . . . . .         90.6                             90.6
                                                               ==========                      ===========

(1) The historical pro forma condensed statement of operations dues not reflect an extraordinary item - debt extinguishment costs of $6.0 million ($4.5 million of which relates to Monterey).
(2) The unaudited pro forma condensed statement of operations does not give effect to (i) an estimated $3.9 million in advisory fees payable upon consummation of the Distribution, $3.7 million of which is payable by Monterey and $0.2 million of which is payable by the Company, (ii) $1.1 million of related Distribution costs and expenses ($0.8 million after giving effect to related income taxes) and (iii) $0.7 million in compensation expense resulting from the Distribution with respect to certain outstanding shares of restricted Common Stock. Such nonrecurring charges will be included in Santa Fe's Consolidated Statement of Operations.
(3) Gives effect to the Distribution.





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
                        SANTA FE ENERGY RESOURCES, INC.

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                   (IN MILLIONS OF DOLLARS, EXCEPT AS NOTED)

                                                                      Three Months Ended March 31, 1997
                                                               -----------------------------------------------
                                                                   Santa Fe       Pro Forma        Santa Fe
                                                                 Historical     Adjustments(1)     Pro Forma
                                                               --------------- ---------------- --------------
 Revenues
    Crude oil and liquids produced . . . . . . . . . . . . .   $    127.3      $    (74.7)(2)   $      52.6

    Natural gas produced . . . . . . . . . . . . . . . . . .         36.7            (0.3)(2)          36.4

    Crude oil purchased  . . . . . . . . . . . . . . . . . .          9.6            (9.6)(2)             -

    Other    . . . . . . . . . . . . . . . . . . . . . . . .          0.3            (0.2)(2)           0.1
                                                               ----------      ----------       -----------
                                                                    173.9           (84.8)             89.1
                                                               ----------      ----------       -----------
 Costs and Expenses
    Production and operating . . . . . . . . . . . . . . . .         52.2           (31.1)(2)          21.1

    Cost of crude oil purchased  . . . . . . . . . . . . . .         10.7           (10.7)(2)             -

    Exploration, including dry hole costs  . . . . . . . . .          9.3            (0.3)(2)           9.0

    Depletion, depreciation and amortization . . . . . . . .         33.6            (9.3)(2)          24.3

    General and administrative . . . . . . . . . . . . . . .          7.1            (2.7)(2)           4.4

    Taxes (other than income)  . . . . . . . . . . . . . . .          7.5            (2.6)(2)           4.9

    Loss (gain) on disposition of assets . . . . . . . . . .         (2.3)              -              (2.3)
                                                               ----------      ---------------  -----------
                                                                    118.1           (56.7)             61.4
                                                               ----------      ----------       -----------
 Income (Loss) from Operations . . . . . . . . . . . . . . .         55.8           (28.1)             27.7
    Interest, net  . . . . . . . . . . . . . . . . . . . . .         (5.2)            3.9 (2)          (1.3)
    Other income (expense) . . . . . . . . . . . . . . . . .         (0.1)              -              (0.1)
                                                               ----------      ---------------  -----------
 Income (Loss) Before Income Taxes and Minority Interest . .         50.5           (24.2)             26.3
    Income taxes . . . . . . . . . . . . . . . . . . . . . .        (19.9)           10.6 (2)          (9.3)
                                                               ----------      ----------       -----------
 Income (Loss) Before Minority Interest  . . . . . . . . . .         30.6           (13.6)             17.0
    Minority interest in Monterey  . . . . . . . . . . . . .         (2.7)            2.7 (2)             -
                                                               ----------      ----------       -----------
 Income (Loss) from Continuing Operations  . . . . . . . . .         27.9           (10.9)            17.0
    Preferred dividend requirement . . . . . . . . . . . . .         (2.4)              -             (2.4)
                                                               ----------                       ----------
 Earnings (Loss) from Continuing Operations to Common
   Shares  . . . . . . . . . . . . . . . . . . . . . . . . .   $     25.5      $    (10.9)      $     14.6
                                                               ==========      ==========       ==========
 Per Share Data (in dollars)
    Earnings (Loss) from Continuing Operations to Common
       Shares
       Primary . . . . . . . . . . . . . . . . . . . . . . .   $     0.28                       $     0.16
                                                               ==========                       ==========
       Fully diluted . . . . . . . . . . . . . . . . . . . .   $     0.27                       $     0.14
                                                               ==========                       ==========
 Weighted average shares outstanding (in millions) . . . . .         91.2                             91.2
                                                               ==========                       ==========

(1) The unaudited pro forma condensed statement of operations does not give effect to (i) an estimated $3.9 million in advisory fees payable upon consummation of the Distribution, $3.7 million of which is payable by Monterey and $0.2 million of which is payable by the Company, (ii) $1.1 million of related Distribution costs and expenses ($0.8 million after giving effect to related income taxes) and (iii) $0.7 million in compensation expense resulting from the Distribution with respect to certain outstanding shares of restricted Common Stock. Such nonrecurring charges will be included in Santa Fe's Consolidated Statement of Operations.
(2) Gives effect to the Distribution.

                        SANTA FE ENERGY RESOURCES, INC.

                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                            (IN MILLIONS OF DOLLARS)
                                                          ASSETS

                                                                             As of March 31, 1997
                                                               -----------------------------------------------
                                                                   Santa Fe       Pro Forma        Santa Fe
                                                                 Historical      Adjustments      Pro Forma
                                                               --------------- --------------- ---------------
 Current Assets
    Cash and cash equivalents  . . . . . . . . . . . . . . .   $     43.6      $    (14.9)(2)  $      28.7

    Accounts receivable  . . . . . . . . . . . . . . . . . .        116.4           (46.7)(2)         69.7

    Other current assets . . . . . . . . . . . . . . . . . .         31.1           (10.9)(2)         20.2
                                                               ----------      ----------      -----------
                                                                    191.1           (72.5)           118.6
                                                               ----------      ----------      -----------
 Properties and Equipment, at cost
    Oil and gas (successful efforts accounting)  . . . . . .      2,604.3        (1,029.3)(2)      1,575.0

    Other                                                            35.6           (15.0)(2)         20.6
                                                               ----------      ----------      -----------
                                                                  2,639.9        (1,044.3)         1,595.6
    Accumulated depletion, depreciation, amortization
       and impairment  . . . . . . . . . . . . . . . . . . .     (1,691.1)          660.6 (2)     (1,030.5)
                                                               ----------      ----------      -----------
                                                                    948.8          (383.7)           565.1
                                                               ----------      ----------      -----------
 Other Assets  . . . . . . . . . . . . . . . . . . . . . . .         11.0            (1.5)(2)          9.5
                                                               ----------      ----------      -----------
                                                               $  1,150.9      $   (457.7)     $     693.2
                                                               ==========      ==========      ===========

                                       LIABILITIES & SHAREHOLDER'S EQUITY
 Current Liabilities                                                           $      5.0 (1)
    Accounts payable . . . . . . . . . . . . . . . . . . . .   $    101.2           (47.0)(2)  $      59.2

                                                                                     (0.2)(1)

    Income taxes payable . . . . . . . . . . . . . . . . . .         25.3            (1.1)(2)         24.0

    Other current liabilities  . . . . . . . . . . . . . . .         41.1            (7.2)(2)         33.9
                                                               ----------      ----------      -----------
                                                                    167.6           (50.5)           117.1
                                                               ----------      ----------      -----------
 Long-Term Debt  . . . . . . . . . . . . . . . . . . . . . .        274.5          (175.0)(2)         99.5
                                                               ----------      ----------      -----------
 Long-Term Obligations                                               33.7            (3.6)(2)         30.1
                                                               ----------      ----------      -----------
                                                                                     (0.1)(1)

 Deferred Income Taxes . . . . . . . . . . . . . . . . . . .         69.2           (45.1)(2)         24.0
                                                               ----------      ----------      -----------
 Minority Interest in Monterey . . . . . . . . . . . . . . .         31.0           (31.0)(3)            -
                                                               ----------      ----------      -----------

 Convertible Preferred Stock, 7% Series  . . . . . . . . . .         19.7               -             19.7
                                                               ----------      ----------      -----------
 Shareholders' Equity
    $.732 Series A Preferred Stock . . . . . . . . . . . . .         91.4               -             91.4
    Common Stock . . . . . . . . . . . . . . . . . . . . . .          0.9                              0.9

    Paid-in Capital  . . . . . . . . . . . . . . . . . . . .        607.0               -            607.0

                                                                                     (4.7)(1)

    Accumulated deficit  . . . . . . . . . . . . . . . . . .       (141.0)         (148.4)(2)       (294.1)

    Unamortized restricted stock awards  . . . . . . . . . .         (2.8)            0.7 (2)         (2.1)
    Foreign currency translation adjustment  . . . . . . . .         (0.3)              -             (0.3)
                                                               ----------      ----------      -----------
                                                                    555.2          (152.4)           402.8
                                                               ----------      ----------      -----------
                                                               $  1,150.9      $   (457.7)     $     693.2
                                                               ==========      ==========      ===========

(1) Gives effect to (i) an estimated $3.9 million in advisory fees payable upon consummation of the Distribution, $3.7 million of which is payable by Monterey and $0.2 million of which is payable by the Company and (ii) $1.1 million of related Distribution costs and expenses ($0.8 million after giving effect to related income taxes).
(2) Gives effect to the Distribution.





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

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SANTA FE ENERGY RESOURCES, INC.




                                        By:       /s/ David L. Hicks
                                            ---------------------------------
                                                      David L. Hicks
                                                   Vice President - Law
                                                   and General Counsel


Date: August 6, 1997





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